Exhibit 99.1

PFSweb Reports Fourth Quarter and Full Year 2016 Results

Allen, TX – March 16, 2017 – PFSweb, Inc. (NASDAQ: PFSW) (PFS), a global commerce service provider, reported results for the fourth quarter and full year ended December 31, 2016.

Fourth Quarter 2016 Summary vs. Same Year-Ago Quarter

•	Total revenues increased 14% to $102.5 million

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 18% to $72.7 million

•	Service fee gross margin was 27.7% compared to 31.6%

•	Net loss was $3.6 million or $(0.19) per share, compared to a loss of $0.6 million or $(0.03) per share

•	Adjusted EBITDA (a non-GAAP measure defined below) was $6.9 million compared to $7.5 million

Full Year 2016 Summary vs. 2015

•	Total revenues increased 16% to $334.6 million

•	Service fee equivalent revenue increased 24% to $229.0 million

•	Service fee gross margin was 31.2% compared to 32.2%

•	Net loss was $7.5 million or $(0.41) per share, compared to a loss of $7.9 million or $(0.45) per share

•	Adjusted EBITDA was $18.2 million compared to $20.7 million

Management Commentary

“2016 marked the largest year of recurring revenue and project bookings in the history of our company,” said Mike Willoughby, CEO of PFS. “These strong bookings were enabled by our investments in sales, marketing and infrastructure, as well as multiple acquisitions over the last three years that have expanded our service offering and addressable market.

“During the fourth quarter, we continued to execute on our sales pipeline, resulting in $15 million of new bookings. We also once again successfully completed the holiday season with a high level of client satisfaction during this important period.

“As announced in October, we experienced operational and financial challenges with a newly launched fulfillment client in 2016 related to their unique business requirements. While efforts were made to improve the performance of this client engagement during the quarter, we have mutually agreed to disengage and expect to fully transition them off our platform during the second quarter of 2017. As we evaluate our omni-channel operations in 2017, we will focus on driving higher margin engagements. On a year-over-year basis, this will present a slight revenue headwind, however, we plan to utilize the related infrastructure capacity for more profitable engagements in the second half of the year. As a result, we are slightly paring back our 2017 revenue guidance, while maintaining our expectation for adjusted EBITDA growth of 26% to 43%.”

Fourth Quarter 2016 Financial Results

Total revenues in the fourth quarter of 2016 increased 14% to $102.5 million compared to $90.1 million in the same period of 2015. Service fee revenue in the fourth quarter increased 18% to $71.9 million compared to $60.9 million last year. Product revenue was $12.0 million compared to $13.9 million in the same period of 2015 due to ongoing restructuring activities by the company’s last remaining client under this business model and their discontinuation of certain product lines.

Service fee equivalent revenue increased 18% to $72.7 million compared to $61.6 million in the year-ago quarter, driven by both new and expanded client relationships, strong client volumes during the holiday period and approximately $1.1 million of incremental service fees generated by the company’s acquisition of Conexus in June 2016.

Service fee gross margin in the fourth quarter of 2016 was 27.7% compared to 31.6% in the same period of 2015. The decrease was primarily due to higher facility, labor and operating costs applicable to certain new, large fulfillment clients implemented during the year. This was partially offset by higher-margin professional services activity.

Net loss in the fourth quarter of 2016 was $3.6 million or $(0.19) per share, compared to a net loss of $0.6 million or $(0.03) per share in the same period of 2015. Net loss in the fourth quarter of 2016 included $4.0 million of acquisition-related, restructuring and other costs, $1.1 million in amortization of acquisition-related intangible assets, and $0.4 million in stock-based compensation expense. This compares to $1.3 million of acquisition-related, restructuring and other costs, $1.2 million in amortization of acquisition-related intangible assets, and $1.2 million in stock-based compensation expense in the same period of 2015.

Adjusted EBITDA (a non-GAAP measure defined below) was $6.9 million compared to $7.5 million in the same period of 2015. As a percentage of service fee equivalent revenue, adjusted EBITDA was 9.5% compared to 12.1% in the year-ago quarter. The decline in adjusted EBITDA margin was primarily driven by incremental costs associated with servicing certain new clients, as well as an increase in sales and marketing and infrastructure resources. This was partially offset by higher-margin professional services activity and reduced incentive-based compensation.

Non-GAAP net loss (a non-GAAP measure defined below) in the fourth quarter of 2016 was $2.0 million compared to $3.1 million in the fourth quarter of 2015.

At December 31, 2016, cash and cash equivalents totaled $24.4 million compared to $21.8 million at December 31, 2015. Total debt was $59.7 million compared to $35.4 million at December 31, 2015, with the increase primarily driven by funds used to support the June 2016 Conexus acquisition and payment of calendar 2015 related earn-out liabilities applicable to prior acquisitions, as well as funding of capital expenditure requirements.

Full Year 2016 Financial Results

Total revenues in 2016 increased 16% to $334.6 million compared to $288.3 million in 2015. Service fee revenue in 2016 increased 24% to a record $226.2 million compared to $182.2 million last year, while product revenue was $48.7 million compared to $58.7 million in the prior year. Service fee equivalent revenue increased 24% to a record $229.0 million compared to $185.3 million in 2015, including approximately $18 million of incremental revenue generated applicable to the company’s acquisition of CrossView and Moda in 2015 and Conexus in 2016.

Service fee gross margin in 2016 decreased 100 basis points to 31.2% compared to 32.2% last year, primarily due to increased costs to support certain new fulfillment clients in 2016, partially offset by increased higher-margin professional services activity.

Net loss in 2016 was $7.5 million or $(0.41) per share, compared to a net loss of $7.9 million or $(0.45) per share in 2015. Net loss in 2016 included $3.5 million in acquisition-related, restructuring and other costs, $4.0 million in amortization of acquisition-related intangibles, and $2.1 million in stock-based compensation expense. This compares to $5.8 million in acquisition-related, restructuring and other costs, $2.8 million in amortization of acquisition-related intangibles, and $4.6 million in stock-based compensation expense in 2015.

Adjusted EBITDA was $18.2 million in 2016 compared to $20.7 million in 2015.

Non-GAAP net income in 2016 was $2.1 million compared to $5.4 million in 2015.

2017 Outlook

PFS is revising its outlook for 2017 service fee equivalent revenue to range between $240 million and $250 million (previously $245 million to $260 million), reflecting growth of 5% to 9% from 2016. The company maintains its target for adjusted EBITDA to range between $23 million and $26 million, reflecting 26% to 43% growth from 2016.

Conference Call

PFS will conduct a conference call today at 11:00 a.m. Eastern time to discuss its results for the fourth quarter and full year ended December 31, 2016.

PFS CEO Michael Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Thursday, March 16, 2017

Time: 11:00 a.m. Eastern Time (8:00 a.m. Pacific time)

Toll-free dial-in number: 1-877-548-7911

International dial-in number: 1-719-325-4907

Conference ID: 9392101

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=123341 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 2:00 p.m. Eastern Time on the same day through March 30, 2017.

Toll-free replay number: 1-844-512-2921

International replay number: 1-412-317-6671

Replay ID: 9392101

About PFSweb, Inc.

PFSweb (PFS) (NASDAQ: PFSW) is a global commerce service provider of solutions including digital strategy consulting, digital agency and marketing services, technology development services, business process outsourcing services, and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFS supports organizations across various industries, including Procter & Gamble, L’Oreal USA, LEGO, Canada Goose, ASICS, Roots Canada Ltd., PANDORA, Charlotte Russe, Anastasia Beverly Hills, David’s Bridal, T.J. Maxx, the United States Mint and many more. PFS is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Ohio, North Carolina, Canada, Belgium, England, Bulgaria, and India. For more information, please visit www.pfsweb.com or download the free PFS IR App on your iPhone, iPad, or Android device.

Non-GAAP Financial Measures

This news release contains certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition-related, restructuring and other (income) costs and the amortization of acquisition-related intangible assets.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition-related, restructuring and other (income) costs.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue and does not alter existing revenue recognition.

Our service fee equivalent revenue target for 2017 includes an estimated gross margin on product sales of approximately $2 million (based on targeted product revenue of $42 million less targeted cost of product revenue of $40 million) plus a targeted range of between $238 million to $248 million of service fee revenue.

The adjusted EBITDA outlook for 2017 have not been reconciled to the company’s net loss outlook for the same period because certain items that would impact interest expense, income tax provision (benefit), depreciation and amortization (including amortization of acquisition-related intangible assets), stock-based compensation, and acquisition-related, restructuring and other (income) costs, all of which are reconciling items between net loss and adjusted EBITDA, cannot be reasonably predicted. Accordingly, reconciliation of adjusted EBITDA outlook to net loss outlook for 2017 is not available without unreasonable effort.

Non-GAAP net income (loss), EBITDA, adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition-related, restructuring and other (income) costs and amortization of acquisition-related intangible assets and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFS believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFS’ Annual Report on Form 10-K for the year ended December 31, 2016 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the company and the Risk Factors described therein. PFS undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

Or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	December 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$24,425	$21,781
Restricted cash	215	275
Accounts receivable, net of allowance for doubtful accounts of $494 and $600 at December 31, 2016 and December 31, 2015, respectively	80,223	70,700
Inventories, net of reserves of $568 and $739 at December 31, 2016 and December 31, 2015, respectively	6,632	9,262
Other receivables	6,750	8,704
Prepaid expenses and other current assets	7,299	5,662

Total current assets	125,544	116,384

PROPERTY AND EQUIPMENT, net	30,264	24,093
INTANGIBLE ASSETS, net	6,864	8,810
GOODWILL	46,210	39,829
OTHER ASSETS	2,454	2,174

Total assets	211,336	191,290

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$7,300	$3,153
Trade accounts payable	59,752	51,170
Deferred revenue	7,156	7,390
Performance-based contingent payments	2,405	11,679
Accrued expenses	30,360	30,563

Total current liabilities	106,973	103,955

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	52,399	32,238
DEFERRED REVENUE	4,127	4,499
DEFERRED RENT	4,810	4,362
PERFORMANCE-BASED CONTINGENT PAYMENTS	1,678	2,478
OTHER LIABILITIES	1,066	—

Total liabilities	171,053	147,532

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 18,768,567 and 18,136,218 shares issued at December 31, 2016 and December 31, 2015, respectively; and 18,735,100 and 18,012,751 shares outstanding as of December 31, 2016 and December 31, 2015, respectively	19	18
Additional paid-in capital	146,286	141,948
Accumulated deficit	(105,317)	(97,787)
Accumulated other comprehensive income (loss)	(580)	(296)
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	40,283	43,758

Total liabilities and shareholders’ equity	$211,336	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2016.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
REVENUES:
Service fee revenue	$71,894	$60,865	$226,165	$182,175
Product revenue, net	12,037	13,928	48,695	58,659
Pass-thru revenue	18,524	15,271	59,783	47,435

Total revenues	102,455	90,064	334,643	288,269

COSTS OF REVENUES:
Cost of service fee revenue	51,966	41,633	155,513	123,574
Cost of product revenue	11,234	13,215	45,883	55,587
Cost of pass-thru revenue	18,524	15,271	59,783	47,435

Total costs of revenues	81,724	70,119	261,179	226,596

Gross profit	20,731	19,945	73,464	61,673
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	22,378	19,212	76,304	66,280

Income (loss) from operations	(1,647)	733	(2,840)	(4,607)
INTEREST EXPENSE (INCOME), NET	516	509	2,323	1,757

Income (loss) before income taxes	(2,163)	224	(5,163)	(6,364)
INCOME TAX EXPENSE (BENEFIT)	1,394	822	2,367	1,497

NET INCOME (LOSS)	$(3,557)	$(598)	$(7,530)	$(7,861)

NON-GAAP NET INCOME (LOSS)	$1,956	$3,132	$2,090	$5,435

NET INCOME (LOSS) PER SHARE:
Basic	$(0.19)	$(0.03)	$(0.41)	$(0.45)

Diluted	$(0.19)	$(0.03)	$(0.41)	$(0.45)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	18,714	18,080	18,542	17,608

Diluted	18,714	18,080	18,542	17,608

EBITDA	$2,524	$4,918	$12,537	$10,224

ADJUSTED EBITDA	$6,911	$7,453	$18,163	$20,692

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2016.

PFSweb, Inc. and Subsidiaries

Unaudited Reconciliation of Certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
NET INCOME (LOSS)	$(3,557)	$(598)	$(7,530)	$(7,861)
Income tax expense (benefit)	1,394	822	2,367	1,497
Interest expense, net	516	509	2,323	1,757
Depreciation and amortization	4,171	4,185	15,377	14,831

EBITDA	$2,524	$4,918	$12,537	$10,224
Stock-based compensation	368	1,191	2,111	4,637
Acquisition-related, restructuring and other (income) costs	4,019	1,344	3,515	5,831

ADJUSTED EBITDA	$6,911	$7,453	$18,163	$20,692

	Three Months Ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
NET INCOME (LOSS)	$(3,557)	$(598)	$(7,530)	$(7,861)
Stock-based compensation	368	1,191	2,111	4,637
Amortization of acquisition-related intangible assets	1,126	1,195	3,994	2,828
Acquisition-related, restructuring and other (income) costs	4,019	1,344	3,515	5,831

NON-GAAP NET INCOME (LOSS)	$1,956	$3,132	$2,090	$5,435

	Three Months Ended		Year ended
	December 31,		December 31,
	2016	2015	2016	2015
TOTAL REVENUES	$102,455	$90,064	$334,643	$288,269
Pass-thru revenue	(18,524)	(15,271)	(59,783)	(47,435)
Cost of product revenue	(11,234)	(13,215)	(45,883)	(55,587)

SERVICE FEE EQUIVALENT REVENUE	$72,697	$61,578	$228,977	$185,247

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2016

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$64,448	$7,446	$—	$71,894
Service fee revenue - affiliate	7,120	189	(7,309)	—
Product revenue, net	—	12,037	—	12,037
Pass-thru revenue	18,524	—	—	18,524

Total revenues	90,092	19,672	(7,309)	102,455

COSTS OF REVENUES:
Cost of service fee revenue	51,908	6,504	(6,446)	51,966
Cost of product revenue	—	11,234	—	11,234
Cost of pass-thru revenue	18,524	—	—	18,524

Total costs of revenues	70,432	17,738	(6,446)	81,724

Gross profit	19,660	1,934	(863)	20,731
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	22,876	365	(863)	22,378

Income (loss) from operations	(3,216)	1,569	—	(1,647)
INTEREST EXPENSE (INCOME), NET	443	73	—	516

Income (loss) before income taxes	(3,659)	1,496	—	(2,163)
INCOME TAX EXPENSE (BENEFIT)	874	520	—	1,394

NET INCOME (LOSS)	$(4,533)	$976	$—	$(3,557)

NON-GAAP NET INCOME (LOSS)	$980	$976	$—	$1,956

EBITDA	$951	$1,573	$—	$2,524

ADJUSTED EBITDA	$5,338	$1,573	$—	$6,911

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,533)	$976	$—	(3,557)
Income tax expense (benefit)	874	520	—	1,394
Interest expense (income), net	443	73	—	516
Depreciation and amortization	3,041	4	—	3,045
Amortization of acquisition-related intangible assets	1,126	—	—	1,126

EBITDA	$951	$1,573	$—	$2,524
Stock-based compensation	368	—	—	368
Acquisition-related, restructuring and other income	4,019	—	—	4,019

ADJUSTED EBITDA	$5,338	$1,573	$—	$6,911

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,533)	$976	$—	$(3,557)
Stock-based compensation	368	—	—	368
Amortization of acquisition-related intangible assets	1,126	—	—	1,126
Acquisition-related, restructuring and other income	4,019	—	—	4,019

NON-GAAP NET INCOME (LOSS)	$980	$976	$—	$1,956

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2016

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$207,641	$18,524	$—	$226,165
Service fee revenue - affiliate	16,907	878	(17,785)	—
Product revenue, net	—	48,695	—	48,695
Pass-thru revenue	59,783	—	—	59,783

Total revenues	284,331	68,097	(17,785)	334,643

COSTS OF REVENUES:
Cost of service fee revenue	154,985	17,319	(16,791)	155,513
Cost of product revenue	—	45,883	—	45,883
Cost of pass-thru revenue	59,783	—	—	59,783

Total costs of revenues	214,768	63,202	(16,791)	261,179

Gross profit	69,563	4,895	(994)	73,464
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	75,295	2,003	(994)	76,304

Income (loss) from operations	(5,732)	2,892	—	(2,840)
INTEREST EXPENSE (INCOME), NET	1,994	329	—	2,323

Income (loss) before income taxes	(7,726)	2,563	—	(5,163)
INCOME TAX EXPENSE (BENEFIT)	1,467	900	—	2,367

NET INCOME (LOSS)	$(9,193)	$1,663	$—	$(7,530)

NON-GAAP NET INCOME (LOSS)	$427	$1,663	$—	$2,090

EBITDA	$9,623	$2,914	$—	$12,537

ADJUSTED EBITDA	$15,249	$2,914	$—	$18,163

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(9,193)	$1,663	$—	(7,530)
Income tax expense (benefit)	1,467	900	—	2,367
Interest expense (income), net	1,994	329	—	2,323
Depreciation and amortization	11,361	22	—	11,383
Amortization of acquisition-related intangible assets	3,994	—	—	3,994

EBITDA	$9,623	$2,914	$—	$12,537
Stock-based compensation	2,111	—	—	2,111
Acquisition-related, restructuring and other income	3,515	—	—	3,515

ADJUSTED EBITDA	$15,249	$2,914	$—	$18,163

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(9,193)	$1,663	$—	$(7,530)
Stock-based compensation	2,111	—	—	2,111
Amortization of acquisition-related intangible assets	3,994	—	—	3,994
Acquisition-related, restructuring and other income	3,515	—	—	3,515

NON-GAAP NET INCOME (LOSS)	$427	$1,663	$—	$2,090

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2015

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$54,771	$6,094	$—	$60,865
Service fee revenue - affiliate	5,422	250	(5,672)	—
Product revenue, net	—	13,928	—	13,928
Pass-thru revenue	15,271	—	—	15,271

Total revenues	75,464	20,272	(5,672)	90,064

COSTS OF REVENUES:
Cost of service fee revenue	41,345	5,777	(5,489)	41,633
Cost of product revenue	—	13,215	—	13,215
Cost of pass-thru revenue	15,271	—	—	15,271

Total costs of revenues	56,616	18,992	(5,489)	70,119

Gross profit	18,848	1,280	(183)	19,945
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,899	496	(183)	19,212

Income (loss) from operations	(51)	784	—	733
INTEREST EXPENSE (INCOME), NET	414	95	—	509

Income (loss) before income taxes	(465)	689	—	224
INCOME TAX EXPENSE (BENEFIT)	592	230	—	822

NET INCOME (LOSS)	$(1,057)	$459	$—	$(598)

NON-GAAP NET INCOME (LOSS)	$2,673	$459	$—	$3,132

EBITDA	$4,124	$794	$—	$4,918

ADJUSTED EBITDA	$6,659	$794	$—	$7,453

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,057)	$459	$—	(598)
Income tax expense (benefit)	592	230	—	822
Interest expense (income), net	414	95	—	509
Depreciation and amortization	2,980	10	—	2,990
Amortization of acquisition-related intangible assets	1,195	—	—	1,195

EBITDA	$4,124	$794	$—	$4,918
Stock-based compensation	1,191	—	—	1,191
Acquisition-related, restructuring and other costs	1,344	—	—	1,344

ADJUSTED EBITDA	$6,659	$794	$—	$7,453

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,057)	$459	$—	$(598)
Stock-based compensation	1,191	—	—	1,191
Amortization of acquisition-related intangible assets	1,195	—	—	1,195
Acquisition-related, restructuring and other costs	1,344	—	—	1,344

NON-GAAP NET INCOME (LOSS)	$2,673	$459	$—	$3,132

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2015

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$165,510	$16,665	$—	$182,175
Service fee revenue - affiliate	15,559	818	(16,377)	—
Product revenue, net	—	58,659	—	58,659
Pass-thru revenue	47,435	—	—	47,435

Total revenues	228,504	76,142	(16,377)	288,269

COSTS OF REVENUES:
Cost of service fee revenue	122,981	16,193	(15,600)	123,574
Cost of product revenue	—	55,587	—	55,587
Cost of pass-thru revenue	47,435	—	—	47,435

Total costs of revenues	170,416	71,780	(15,600)	226,596

Gross profit	58,088	4,362	(777)	61,673
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	64,427	2,630	(777)	66,280

Income (loss) from operations	(6,339)	1,732	—	(4,607)
INTEREST EXPENSE (INCOME), NET	1,326	431	—	1,757

Income (loss) before income taxes	(7,665)	1,301	—	(6,364)
INCOME TAX EXPENSE (BENEFIT)	954	543	—	1,497

NET INCOME (LOSS)	$(8,619)	$758	$—	$(7,861)

NON-GAAP NET INCOME (LOSS)	$4,357	$1,078	$—	$5,435

EBITDA	$8,424	$1,800	$—	$10,224

ADJUSTED EBITDA	$18,572	$2,120	$—	$20,692

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
Amortization of acquisition-related intangible assets
NET INCOME (LOSS)	$(8,619)	$758	$—	(7,861)
Income tax expense (benefit)	954	543	—	1,497
Interest expense (income), net	1,326	431	—	1,757
Depreciation and amortization	11,935	68	—	12,003
Amortization of acquisition-related intangible assets	2,828	—	—	2,828

EBITDA	$8,424	$1,800	$—	$10,224
Stock-based compensation	4,637	—	—	4,637
Acquisition-related, restructuring and other costs	5,511	320	—	5,831

ADJUSTED EBITDA	$18,572	$2,120	$—	$20,692

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(8,619)	$758	$—	$(7,861)
Stock-based compensation	4,637	—	—	4,637
Amortization of acquisition-related intangible assets	2,828	—	—	2,828
Acquisition-related, restructuring and other costs	5,511	320	—	5,831

NON-GAAP NET INCOME (LOSS)	$4,357	$1,078	$—	$5,435

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2016

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,166	$19,259	$—	$24,425
Restricted cash	—	215	—	215
Accounts receivable, net	59,292	22,243	(1,312)	80,223
Inventories, net	—	6,632	—	6,632
Other receivables	362	6,388	—	6,750
Prepaid expenses and other current assets	6,511	788	—	7,299

Total current assets	71,331	55,525	(1,312)	125,544

PROPERTY AND EQUIPMENT, net	30,230	34	—	30,264
RECEIVABLE/INVESTMENT IN AFFILIATES	10,063	—	(10,063)	—
INTANGIBLE ASSETS, net	6,864	—	—	6,864
GOODWILL	46,210	—	—	46,210
OTHER ASSETS	2,454	—	—	2,454

Total assets	167,152	55,559	(11,375)	211,336

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$7,300	$—	$—	$7,300
Trade accounts payable	19,687	41,377	(1,312)	59,752
Deferred revenue	7,156	—	—	7,156
Performance-based contingent payments	2,405	—	—	2,405
Accrued expenses	26,048	4,312	—	30,360

Total current liabilities	62,596	45,689	(1,312)	106,973
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	52,399	—	—	52,399
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	4,127	—	—	4,127
DEFERRED RENT	4,810	—	—	4,810
PERFORMANCE-BASED CONTINGENT PAYMENTS	1,678	—	—	1,678
OTHER LIABILITIES	1,066	—	—	1,066

Total liabilities	126,676	67,734	(23,357)	171,053

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	19	19	(19)	19
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	146,286	28,060	(28,060)	146,286
Retained earnings (accumulated deficit)	(105,317)	(42,230)	42,230	(105,317)
Accumulated other comprehensive income (loss)	(387)	976	(1,169)	(580)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	40,476	(12,175)	11,982	40,283

Total liabilities and shareholders’ equity	$167,152	$55,559	$(11,375)	$211,336

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2016.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2015

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,962	$13,819	$—	$21,781
Restricted cash	51	224	—	275
Accounts receivable, net	51,231	20,348	(879)	70,700
Inventories, net	—	9,262	—	9,262
Other receivables	2,621	6,083	—	8,704
Prepaid expenses and other current assets	4,744	918	—	5,662

Total current assets	66,609	50,654	(879)	116,384

PROPERTY AND EQUIPMENT, net	24,065	28	—	24,093
RECEIVABLE/INVESTMENT IN AFFILIATES	9,577	—	(9,577)	—
INTANGIBLE ASSETS, net	8,810	—	—	8,810
GOODWILL	39,829	—	—	39,829
OTHER ASSETS	2,174	—	—	2,174

Total assets	151,064	50,682	(10,456)	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,153	$—	$—	$3,153
Trade accounts payable	15,329	36,710	(869)	51,170
Deferred revenue	7,390	—	—	7,390
Performance-based contingent payments	11,679	—	—	11,679
Accrued expenses	26,015	4,558	(10)	30,563

Total current liabilities	63,566	41,268	(879)	103,955

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	32,238	—	—	32,238
PAYABLE TO AFFILIATES	—	22,056	(22,056)	—
DEFERRED REVENUE	4,499	—	—	4,499
DEFERRED RENT	4,362	—	—	4,362
PERFORMANCE-BASED CONTINGENT PAYMENTS	2,478	—	—	2,478

Total liabilities	107,143	63,324	(22,935)	147,532

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	18	19	(19)	18
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	141,948	28,060	(28,060)	141,948
Retained earnings (accumulated deficit)	(97,616)	(42,827)	42,656	(97,787)
Accumulated other comprehensive income (loss)	(304)	1,106	(1,098)	(296)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	43,921	(12,642)	12,479	43,758

Total liabilities and shareholders’ equity	$151,064	$50,682	$(10,456)	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2016.